SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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Preliminary Proxy Statement.

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[   ]

Definitive Proxy Statement.

[   ]

Definitive Additional Materials.

[   ]

Soliciting Material Pursuant to §240.14a-12

                                                                            ICAP FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement

if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ICAP DISCRETIONARY EQUITY PORTFOLIO

a series of ICAP Funds, Inc.

(a Maryland Corporation)

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone: 888-221-ICAP (4227)

Web site: www.icap.com

March __, 2005

Dear Shareholder:

As a shareholder of the ICAP Discretionary Equity Portfolio (the “Discretionary Equity Portfolio”), you are being asked to vote on the proposal described below and in the enclosed materials.

The Board of Directors of ICAP Funds, Inc. (the “Corporation”) has approved a reorganization (the “Reorganization”) by which the Discretionary Equity Portfolio would be reorganized with and into the ICAP Equity Portfolio (the “Equity Portfolio”), which has the same investment objective, and substantially similar policies and practices as the Discretionary Equity Portfolio.  The Discretionary Equity Portfolio and the Equity Portfolio are sometimes referred to individually each as a “Portfolio” and collectively as the “Portfolios.”

If shareholders approve the Reorganization, their shares would be exchanged for an equal value of shares of the Equity Portfolio with the same rights and terms as the shares of Discretionary Equity Portfolio which the shareholders currently hold.

The enclosed proxy statement provides greater detail about the proposal.  We encourage you to read these materials carefully.

Please be assured that:

●	If shareholders of the Discretionary Equity Portfolio approve the Reorganization, the investment objectives and policies of your Portfolio would, with limited exception, remain the same.

●

The advisory fees applicable to your Portfolio would not change.  The advisory fees to be paid by shareholders of the Discretionary Equity Portfolio as shareholders of the Equity Portfolio after the Reorganization would remain unchanged.

●	The Board of Directors carefully reviewed the Reorganization proposal prior to recommending that you vote in favor of the proposal.

The Board of Directors of the Discretionary Equity Portfolio has determined that the proposed Reorganization will benefit the Discretionary Equity Portfolio’s shareholders and recommends that you cast your vote “FOR” the proposed Reorganization.  The Board anticipates that shareholders of the Discretionary Equity Portfolio will benefit from the Equity Portfolio’s larger asset size.  The attached materials, which we urge you to read carefully, provide more information about the proposed Reorganization.

Your vote is important regardless of how many shares you own.  Voting your shares early will help prevent costly follow-up mail and telephone solicitation.  After you review the enclosed materials, we ask that you vote FOR the proposed Reorganization.  Please cast your vote by completing, dating and signing your proxy card, and mailing it to us today in the enclosed postage-paid envelope.

If you have any questions after considering the enclosed materials, please call toll-free 1-888-221-ICAP (4227).  Thank you for investing in the Portfolio and for your continuing support.

Sincerely,

Robert H. Lyon, President

ICAP Funds, Inc.

Enclosures

ICAP DISCRETIONARY EQUITY PORTFOLIO

a series of ICAP Funds, Inc.

(a Maryland Corporation)

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone: 888-221-ICAP (4227)

Web site: www.icap.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the ICAP Discretionary Equity Portfolio, a series of ICAP Funds, Inc., will be held [at the offices of ICAP Funds, Inc., located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606,] on March [31], 2005 at _____ p.m. (the “Meeting”), for the following purposes:

1.

To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the ICAP Discretionary Equity Portfolio would (i) transfer all of its assets and liabilities to the ICAP Equity Portfolio in exchange solely for an equal value of shares of the ICAP Equity Portfolio, (ii) distribute such shares to its shareholders and (iii) liquidate and terminate.

2.

To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

Shareholders of record as of the close of business on February 28, 2005 are entitled to vote at the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS OF THE ICAP DISCRETIONARY EQUITY PORTFOLIO RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT!

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the Meeting.  If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the postage-paid envelope provided.  Your prompt return of the enclosed proxy card will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy before it is exercised by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

By Order of the Board of Directors,

Pamela H. Conroy

Secretary

Chicago, Illinois

March __, 2005

PROXY STATEMENT

March ___, 2005

ICAP FUNDS, INC.

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone: 888-221-ICAP (4227)

Web site: www.icap.com

Relating to a

SPECIAL MEETING OF SHAREHOLDERS

To be held on March ___, 2005

General.  This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of ICAP Funds, Inc. (the “Corporation”) for use at the special meeting of shareholders (the “Meeting”) of the ICAP Discretionary Equity Portfolio (the “Discretionary Equity Portfolio”) to be held at [ICAP’s principal offices located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606,] on March [31], 2005 at _____ p.m. Central Time, and any adjournments or postponements of the Meeting, for the purposes set forth in the enclosed Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March ___, 2005.

Record Date; Shareholders Entitled to Vote.  Only the shareholders of record of the Discretionary Equity Portfolio at the close of business on February 28, 2005 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof.  Each such shareholder will be entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  As of the Record Date, there were ________ issued and outstanding shares of the Discretionary Equity Portfolio.

Voting of Proxies.  Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage-paid envelope.  If you choose to vote by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal set forth in the Notice of Special Meeting of Shareholders, and in accordance with the best judgment of the person named as proxy on such other matters that may properly come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Portfolio a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements of the Meeting, as instructed.  Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a quorum must be present at the Meeting.  Under the Corporation’s By-laws, a quorum is constituted by the presence, in person or by proxy, of one-third of the issued and outstanding shares of the Discretionary Equity Portfolio entitled to vote at the Meeting.

For purposes of determining the presence of a quorum for the transaction of business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted.  Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.  Accordingly, shareholders are urged to forward their voting instructions promptly.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment would require the affirmative vote of a majority of the shares of the Discretionary Equity Portfolio represented at the Meeting to be adjourned.  The person named as proxy will vote those proxies that she is entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Method and Cost of Proxy Solicitation.  Shareholder votes will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile or oral communications by certain officers, employees, or agents of the Discretionary Equity Portfolio or the Discretionary Equity Portfolio’s investment adviser, Institutional Capital Corporation (the “Adviser”).  The expenses of the solicitation will be paid by the Adviser.

Share Ownership.  The following table sets forth information regarding ownership as of the Record Date by persons who are known by the Discretionary Equity Portfolio to own beneficially or of record more than 5% of the Portfolio’s outstanding shares.  [As of the Record Date, the directors and executive officers of the Discretionary Equity Portfolio as a group owned less than 1% of the shares of the Discretionary Equity Portfolio.]

[ To be added ]

Name and Address	Number of Shares	Percentage of Fund

COPIES OF THE DISCRETIONARY EQUITY PORTFOLIO’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE CORPORATION OR BY CALLING, TOLL-FREE, 1-888-221-ICAP (4227).

PROPOSAL 1:  APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Summary.  For the reasons set forth below, the Board is soliciting your approval of the Agreement and Plan of Reorganization, attached as Annex A (the “Agreement”).  At a meeting held on February 16, 2005, the Board of Directors of the Corporation approved a reorganization (the “Reorganization”) by which the Discretionary Equity Portfolio would be reorganized into the ICAP Equity Portfolio (the “Equity Portfolio”).  The two Portfolios have the same investment objective and substantially similar policies and risks, restrictions and limitations except that the Discretionary Equity Portfolio is authorized to invest up to 20% of its net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and is authorized to invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant, whereas the Equity Portfolio is only permitted to invest in such instruments to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment.

The Reorganization is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”) and neither the Discretionary Equity Portfolio nor its shareholders will recognize gain or loss in connection with the Reorganization.  Additionally, shareholders of the Discretionary Equity Portfolio will receive a distribution of undistributed capital gains or income immediately prior to the Reorganization.

The Proposal.  Under the Agreement, all the assets and scheduled liabilities of the Discretionary Equity Portfolio will be exchanged for shares of common stock of the Equity Portfolio, and the shares of the Equity Portfolio will be distributed to shareholders of the Discretionary Equity Portfolio.  The Agreement provides for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Board of Directors of the Corporation, of full and fractional shares of the Equity Portfolio to shareholders of record of the Discretionary Equity Portfolio.  The Agreement provides that the number of shares of the Equity Portfolio issued in exchange for shares of the Discretionary Equity Portfolio will have an aggregate net asset value equal to the net value of the assets of the Discretionary Equity Portfolio transferred pursuant to the Agreement.  If the shareholders of the Discretionary Equity Portfolio approve the Reorganization, all of the assets and scheduled liabilities of the Discretionary Equity Portfolio will be assigned to and assumed by the Equity Portfolio.

Each shareholder of record holding shares of the Discretionary Equity Portfolio will receive shares of the Equity Portfolio equal in value to the Discretionary Equity shares held immediately prior to the Reorganization.  The Equity Portfolio will record on its books shares of the Discretionary Equity Portfolio as evidence of ownership of Equity Portfolio shares by the shareholders of record of the Discretionary Equity Portfolio.  The Reorganization will not impact the current shareholders of the Equity Portfolio.

Upon completion of the Reorganization, the Corporation will take all necessary and proper steps to effect the complete termination of the Discretionary Equity Portfolio.

The Reorganization is subject to a number of conditions, including the receipt of certain legal opinions described in Sections 8 and 9 of the Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and other matters; and the parties’ performance in all material respects of their respective agreements and undertakings in the Agreement.

The Agreement may be terminated prior to consummation of the transaction by a vote of a majority of the Board of Directors of the Corporation if (i) the conditions set forth in the Agreement are not satisfied; or (ii) upon a determination by the Board of Directors that the consummation of the transaction contemplated therein is not in the best interests of either Portfolio.

In the event shareholders of the Discretionary Equity Portfolio do not approve the proposed Reorganization at the Meeting, or any adjournment thereof, the Board of Directors will re-evaluate its options regarding the Discretionary Equity Portfolio, including, without limitation, considering whether to continue or liquidate the Discretionary Equity Portfolio.

Background and Reasons for the Proposal.  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Discretionary Equity Portfolio, the Board considered a number of factors, including, but not limited to: (i) the Adviser’s current management of the assets of both the Discretionary Equity Portfolio and the Equity Portfolio; (ii) the expenses and advisory fees applicable to the Discretionary Equity Portfolio and the Equity Portfolio before the Reorganization and the estimated expense ratios of the combined portfolio after the Reorganization; (iii) the comparative investment performance of the Discretionary Equity Portfolio and the Equity Portfolio; (iv) the future growth and performance prospects of the Discretionary Equity Portfolio; (v) the terms and conditions of the Agreement and whether the proposed Reorganization would result in dilution of Discretionary Equity Portfolio shareholder interests; (vi) the advantages of eliminating duplication of effort in marketing portfolios having similar investment objectives and investment policies and practices, in addition to the economies of scale potentially realized through the combination of the two portfolios; (vii) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; and (viii) the anticipated tax consequences of the Reorganization.

Based upon its evaluation of all relevant information, the Board anticipates that the Reorganization would benefit Discretionary Equity Portfolio shareholders in the following ways:

-

Elimination of Separate Operations.  Consolidating the Discretionary Equity Portfolio and the Equity Portfolio should eliminate the duplication of services and expenses that currently exists as a result of their separate operations.  Consolidating the separate operations of the Discretionary Equity Portfolio with those of the Equity Portfolio should promote more efficient operations.

-	Benefits to the Portfolio Management Process. The larger net asset size of the combined portfolio may result in reduced transaction costs or more favorable pricing.

The Board has determined that the Reorganization is in the best interests of shareholders of the Portfolios and that the interests of such shareholders will not be diluted as a result of the Reorganization.  As a result of the Reorganization, however, a shareholder of either Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than he or she did in either of the separate Portfolios.

Material Federal Income Tax Consequences of the Reorganization.  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of the Discretionary Equity Portfolio as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

At the time of the Reorganization, the Corporation, on behalf of the Portfolios, will receive an opinion of counsel, substantially to the effect that for federal income tax purposes:

-

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Discretionary Equity Portfolio and the Equity Portfolio will each be party to a reorganization within the meaning of Section 368(b) of the Code;

-	no gain or loss will be recognized by either Portfolio as a result of the Reorganization;

-	no gain or loss will be recognized by shareholders of the Discretionary Equity Portfolio upon the exchange of their shares of the Discretionary Equity Portfolio for those of the Equity Portfolio;

-

the aggregate tax basis of the Equity Portfolio shares received by a current shareholder will be the same as the aggregate tax basis of the shares of the Discretionary Equity Portfolio held immediately prior to the exchange;

-

the holding period of Equity Portfolio shares received by each Discretionary Equity Portfolio shareholder will include the holding period for the shares of common stock of Discretionary Equity Portfolio shares surrendered in exchange therefor, provided that such Discretionary Equity Portfolio shares were held as capital assets on the date of the exchange;

-	the Equity Portfolio will succeed to and take into account those tax attributes of the Discretionary Equity Portfolio that are described in Section 381(c) of the Code;

-	the aggregate tax basis of the assets of the Discretionary Equity Portfolio in the hands of the Equity Portfolio will be the same as the basis of such assets immediately prior to the transfer; and

-

the holding periods for the assets of the Discretionary Equity Portfolio in the hands of the Equity Portfolio will include the respective holding periods of such assets in the hands of the Discretionary Equity Portfolio immediately prior to the transfer thereof.

On or as soon as practicable prior to the Reorganization, the Discretionary Equity Portfolio also is required to distribute to shareholders any of the Discretionary Equity Portfolio’s undistributed capital gains or income in an amount derived pursuant to the formula described in Section 3.7 of the Agreement.

Expenses of the Reorganization.  The expenses of the Reorganization will be paid by the Adviser.  Management believes that shareholders of the Equity Portfolio will benefit from the Reorganization due to anticipated decreases in operating expenses of such Portfolio and the Adviser will benefit from operational efficiencies of the combined portfolio.  See the “Annual Portfolio Operating Expenses” table below.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Agreement and the Proxy Statement; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Proxy Statement; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.  Neither the Portfolios nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Comparative Fee Information.  The table below sets forth comparative fee information (after waivers and reimbursements) for the Discretionary Equity Portfolio and the Equity Portfolio.  As illustrated, the net expenses for the shares of the Discretionary Equity Portfolio are the same as the net expenses for the Equity Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES: (expenses that are deducted from Portfolio assets)	Discretionary Equity Portfolio	Equity Portfolio
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses	0.46%	0.07%
Total Annual Portfolio Operating Expenses	1.26%	0.87%
Less: Fee waivers and/or expense reimbursements	(0.46)%	(0.07)%
Net Expenses	0.80%	0.80%

Continuation of Shareholder Accounts.  If the Reorganization is approved, the Equity Portfolio will establish an account for each Discretionary Equity Portfolio shareholder containing the appropriate number of shares of the Equity Portfolio.  The shareholder services and shareholder programs of the Discretionary Equity Portfolio and the Equity Portfolio are identical.

Approval of Articles of Amendment.  In connection with the Reorganization, effective as of the closing date, the Corporation will amend its charter (by filing Articles of Amendment with the State Department of Assessments and Taxation of Maryland, a copy of which is attached as Annex B) to:  (a) reclassify all of the issued and outstanding shares of the Discretionary Equity Portfolio into such number of issued and outstanding shares of the Equity Portfolio as is determined in the manner described above on the closing date and (b) reclassify all of the authorized but unissued shares of the Discretionary Equity Portfolio into authorized but unissued shares of the Equity Portfolio.  A vote in favor of the proposal is deemed to be a vote in favor of the Articles of Amendment.

Required Vote.  Pursuant to the Corporation’s charter, approval of the proposal to approve the Agreement requires the affirmative vote of a majority of the Discretionary Equity Portfolio’s shares outstanding and entitled to vote.  For purposes of the vote required to approve the proposal, abstentions and broker non-votes are treated as votes against the proposal.

If shareholders approve this proposal, the Reorganization will be implemented as soon as practicable after the Meeting.  Currently, it is anticipated that the effective date of the Reorganization will be Thursday, March 31, 2005.

Shareholder Proposals.   The Portfolios do not hold regular annual meetings of shareholders.  As a general matter, the Equity Portfolio does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act.  In the event the Reorganization is not completed, the Discretionary Equity Portfolio does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act.  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either Portfolio should send such a proposal to the respective Portfolio at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.  To be considered for presentation at a meeting of shareholders, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio a reasonable time before a solicitation is made.  Timely submission of a proposal does not necessarily mean that such proposal will be included.

Recommendation of the Board of Directors.  The Board of Directors believes that the proposed Reorganization is in the best interests of the Discretionary Equity Portfolio shareholders and, therefore, unanimously recommends that shareholders vote in favor of the proposal.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting.  If any other matters properly come before the Meeting, it is the intention of the person acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with her best judgment with respect to such matters.

By Order of the Board of Directors,

Pamela H. Conroy

Secretary

Chicago, Illinois

March ___, 2005

ANNEX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of __________, 2005, by and between ICAP Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of the ICAP Equity Portfolio (the “Acquiring Portfolio”), and the Corporation, on behalf of the ICAP Discretionary Equity Portfolio (the “Acquired Portfolio,” and, together with the Acquiring Portfolio, each a “Portfolio” and collectively the “Portfolios”).  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Portfolios are made and shall be taken or undertaken by the Corporation on behalf of the Portfolios.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (a) the transfer of substantially all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of capital stock, par value $.01 per share, of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), (b) the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Acquired Portfolio and (c) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ACQUIRED PORTFOLIO ASSETS TO ACQUIRING PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES AND ISSUANCE OF ACQUIRING PORTFOLIO SHARES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Acquired Portfolio agrees to assign, transfer and convey the Acquired Portfolio Assets (as defined in paragraph 1.2) to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (a) to assume the Acquired Portfolio Liabilities (as defined in paragraph 1.3), and (b) to deliver to the Acquired Portfolio that number of full and fractional Acquiring Portfolio Shares having an aggregate net asset value equal to the value of the Acquired Portfolio Assets less the value of the Acquired Portfolio Liabilities.

1.2

(a)

The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio (the “Acquired Portfolio Assets”) shall consist of all property and assets of every kind and nature of the Acquired Portfolio, including, without limitation, all cash, cash equivalents, portfolio securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property, rights and assets owned by the Acquired Portfolio and shown as an asset on the Acquired Portfolio’s books as of the Valuation Time (as defined in paragraph 2.1).

(b)

The Acquired Portfolio shall have provided the Acquiring Portfolio with a list of its assets as of the date of execution of this Agreement.  On the Closing Date, the Acquired Portfolio, or its accounting agent, will provide the Acquiring Portfolio with a list of the Acquired Portfolio Assets.

1.3

(a)

The liabilities of the Acquired Portfolio to be assumed by the Acquiring Portfolio (the “Acquired Portfolio Liabilities”) shall consist of all of the contractual and other ordinary course liabilities (and in no event contingent or unknown liabilities) of the Acquired Portfolio shown on an itemized list as described below that (i) are either reflected in the calculation of net asset value of the Acquired Portfolio as of the Valuation Time, or (ii) constitute ordinary operating liabilities of the Acquired Portfolio (including, without limitation, securities transactions subject to settlement) that are not required under generally accepted accounting principles (“GAAP”) to be included in the calculation of the Acquired Portfolio’s net asset value, and only such liabilities.

(b)

An unaudited statement of assets and liabilities of the Acquired Portfolio (the “Closing Balance Sheet”), together with an itemized list of the Acquired Portfolio Liabilities reflected thereon, shall be prepared by the Acquired Portfolio or its accounting agent, and delivered to the Acquiring Portfolio on the Closing Date.  The Closing Balance Sheet shall be prepared in conformity with GAAP consistently applied from the prior audited period (except for year-end adjustments and notes thereto).  The Acquired Portfolio Liabilities shall not include any accounts payable, taxes and other accrued and unpaid expenses, if any, incurred after the Closing Date in connection with winding up the affairs of, and dissolving, the Acquired Portfolio.  For avoidance of any doubt, the Acquired Portfolio shall be responsible for any and all liabilities of the Acquired Portfolio not shown on the itemized list of Acquired Portfolio Liabilities delivered at Closing and reflected in the calculation of net asset value of the Acquired Portfolio as of the Valuation Time (other than ordinary operating liabilities of the Acquired Portfolio that are not required under GAAP to be included in the calculation of the net asset value of the Acquired Portfolio).  This covenant and agreement of the parties with respect to their respective responsibility for liabilities of the Acquired Portfolio contemplates performance by the parties after the Closing Date.

1.4

Immediately after the transfer of Acquired Portfolio Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the Valuation Time (the “Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1 and will completely liquidate.  Such distribution will be accomplished by UMB Fund Services, Inc. (“UMBFS”), in its capacity as transfer agent for the Acquiring Portfolio, opening accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and transferring to each such Acquired Portfolio Shareholder account the pro rata number of Acquiring Portfolio Shares due each such Acquired Portfolio Shareholder from the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio.  All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio.  Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio’s then current prospectus and statement of additional information; the Acquiring Portfolio, however, will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5

As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Acquired Portfolio shall take all steps necessary to wind up its affairs so as to effect its dissolution and to have its existence terminated in accordance with Maryland law and other applicable requirements.

2.

VALUATION

2.1

The value of the Acquired Portfolio Assets to be acquired and the Acquired Portfolio Liabilities to be assumed by the Acquiring Portfolio shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquired Portfolio’s then-current prospectus or statement of additional information; provided, however, that such computation is consistent with the practices and policies of the Acquiring Portfolio and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2

The net asset value of the Acquiring Portfolio shall be the net asset value per share computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus or statement of additional information.

2.3

The share transfer books of the Acquired Portfolio will be permanently closed at the Valuation Time and only redemption requests made by shareholders of the Acquired Portfolio pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), received in proper form on or prior to the Valuation Time shall be fulfilled by the Acquired Portfolio; redemption requests received by the Acquired Portfolio after that time shall be treated as requests for the redemption of the shares of the Acquiring Portfolio to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4

The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) to the Acquired Portfolio shall be determined by dividing the value of the Acquired Portfolio Assets, less the Acquired Portfolio Liabilities, determined in accordance with paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.5

All computations of value hereunder shall be made by or under the direction of UMBFS in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Portfolio’s respective independent accountants upon the reasonable request of the other Portfolio.

3.

CLOSING AND CLOSING DATE

3.1

The Closing shall occur on March __, 2005, or such other date as the parties may mutually agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of 3:00 p.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties.  The Closing shall be held at the offices of the Corporation, or such other place as the parties may agree in writing.

3.2

In the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Portfolio is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Portfolio, or its accounting agent, shall deliver to the Acquiring Portfolio at the Closing a list of the Acquired Portfolio Assets and the Closing Balance Sheet (including an itemized list of the Acquired Portfolio Liabilities reflected thereon), all of which shall be certified by the Acquired Portfolio’s treasurer.

3.4

The Acquired Portfolio shall cause its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Acquired Portfolio Assets shall have been delivered in proper form to UMB Bank, n.a. (“UMB”), custodian for the Acquiring Portfolio, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the Acquired Portfolio Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio shall cause its portfolio securities represented by a certificate or other written instrument to be presented to UMB for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to UMB as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and UMB.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Portfolio shall cause UMBFS to deliver at the Closing a list of the names, addresses and taxpayer identification numbers of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio shares owned by each such shareholder as of the Valuation Time (after giving effect to the payment, and any reinvestment, of dividends described in paragraph 3.7).  The Acquiring Portfolio shall cause UMBFS to deliver at the Closing a certificate as to the opening of accounts in the Acquired Portfolio Shareholders’ names on the Acquiring Portfolio’s share transfer books.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Acquired Portfolio or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.7

On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed an amount which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and 90% of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Acquired Portfolio under Section 4982 of the Code for the calendar year in which the Closing Date occurs.

3.8

Any reporting responsibility of the Acquired Portfolio including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

3.9

All books and records of the Acquired Portfolio, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Portfolio from and after the Closing Date and copies of all such books and records shall be turned over to the Acquiring Portfolio or its agents as soon as practicable following the Closing Date.

4.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED PORTFOLIO

The Corporation, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

4.1

The Acquired Portfolio is a series of the Corporation organized, validly existing and in good standing under the laws of the State of Maryland.  The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.  The Acquired Portfolio is a separate series of the Corporation duly established and designated in accordance with the applicable provisions of the Corporation’s Articles of Incorporation.

4.2

The Acquired Portfolio currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “Blue Sky” laws and all other applicable federal and state laws and regulations.  The Acquired Portfolio currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, all investment objectives, policies, guidelines, restrictions and compliance procedures established by the Acquired Portfolio.  All advertising and sales material used by the Acquired Portfolio complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission.

4.3

The Acquired Portfolio is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and the Acquired Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

4.4

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein.

4.5

The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (a) in a violation of Maryland law or of the Corporation’s Articles of  Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Portfolio is a party or by which it is bound, which cannot be cured with waiver, notice or both, and the execution, delivery and performance of this Agreement by the Acquired Portfolio will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Portfolio is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Portfolio.

4.6

Except as otherwise designated in writing and accepted by the Acquiring Portfolio, all material contracts and other commitments of or applicable to the Acquired Portfolio (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Portfolio thereunder will be made, at or prior to the Closing Date, without the Acquired Portfolio or the Acquiring Portfolio incurring any liability or penalty with respect thereto.

4.7

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Portfolio’s knowledge, threatened against the Acquired Portfolio or any properties or assets held by it.  The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.8

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Portfolio at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, independent accountants.  Such statements have been prepared in accordance with GAAP consistently applied, and present fairly, in all material respects, the financial position of the Acquired Portfolio as of such dates and the results of its operations and changes in net assets for the periods described therein, and there are no known liabilities of the Acquired Portfolio as of such dates not disclosed therein.

4.9

Since December 31, 2004, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Portfolio.  For purposes of this paragraph 4.9, neither a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio nor a decrease in the Acquired Portfolio’s size due to redemptions shall be deemed to constitute a material adverse change.

4.10

All federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.11

For each taxable year of its operation (including the period ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code.

4.12

All issued and outstanding shares of the Acquired Portfolio (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Portfolio’s transfer agent, as provided in paragraph 3.5.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio shares, nor is there outstanding any security convertible into any of the Acquired Portfolio shares.

4.13

On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio Assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Acquired Portfolio Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Acquired Portfolio Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, other than such restrictions as might arise under the 1933 Act.  No financing statement covering all or any portion of the Acquired Portfolio Assets and naming the Acquired Portfolio as debtor have been filed in any public office, and the Acquired Portfolio has not signed any financing statement or security agreement as debtor or borrower which covers all or any portion of the Acquired Portfolio Assets.

4.14

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors and shareholders of the Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.15

The current prospectus and statement of additional information of the Acquired Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

The Corporation, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

5.1

The Acquiring Portfolio is a series of the Corporation organized, validly existing and in good standing under the laws of the State of Maryland.  The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.  The Acquiring Portfolio is a separate series of the Corporation duly established and designated in accordance with the applicable provisions of the Corporation’s Articles of Incorporation.

5.2

The Acquiring Portfolio currently complies in all material respects with, and over the last three fiscal years, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “Blue Sky” laws and all other applicable federal and state laws and regulations.  The Acquiring Portfolio currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, all investment objectives, policies, guidelines, restrictions and compliance procedures established by the Acquiring Portfolio.  All advertising and sales material used by the Acquiring Portfolio complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission.

5.3

The Acquiring Portfolio is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and, as of the Closing Date, the Acquiring Portfolio will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

5.4

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

5.5

The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (a) in a violation of Maryland law or of the Corporation’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Portfolio is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Portfolio will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Portfolio is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Portfolio.

5.6

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Portfolio’s knowledge, threatened against the Acquiring Portfolio or any properties or assets held by it.  The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such business or its ability to consummate the transactions herein contemplated.

5.7

Since December 31, 2004, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquired Portfolio.  For purposes of this paragraph 5.7, neither a decline in net asset value per share due to declines in market values of securities in the Acquiring Portfolio nor a decrease in the Acquiring Portfolio’s size due to redemptions shall be deemed to constitute a material adverse change.

5.8

All federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquiring Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

5.9

For each taxable year of its operation (including the period ending on the Closing Date), the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  To its knowledge, the Acquiring Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code.

5.10

The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (b) have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, and will be fully paid and non-assessable under Maryland law.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares.

5.11

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Corporation and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

6.

COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

6.1

The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.2

The Acquired Portfolio covenants that it will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

6.3

Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.4

As soon as reasonably practicable after the Closing, the Acquired Portfolio shall make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

6.5

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Corporation, the Acquiring Portfolio, nor the Acquired Portfolio shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein by paragraph 9.4.

6.6

The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein.

6.7

Following the transfer of the Acquired Portfolio Assets by the Acquired Portfolio to the Acquiring Portfolio and the assumption of the Acquired Portfolio Liabilities in exchange for the Acquiring Portfolio Shares as contemplated herein, the Acquired Portfolio will file any final regulatory reports with respect to the Acquired Portfolio after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Acquired Portfolio in accordance with the laws of the State of Maryland and other applicable requirements.

6.8

The parties shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by such parties on or before the Closing Date.

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

The items that are required to be delivered by the Acquiring Portfolio or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Portfolio or its agents on or prior to the Closing Date.

7.2

All representations and warranties of the Corporation, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Portfolio shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by an authorized officer dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3

The Acquired Portfolio shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Corporation, and dated as of the Closing Date, to the effect that:

(a)

the Corporation is a validly existing corporation in good standing under the laws of the State of Maryland and the Acquiring Portfolio is a duly established and designated series of Corporation;

(b)

the Corporation is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, and without any independent investigation, the Corporation’s registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Portfolio;

(c)

to such counsel’s knowledge, and without any independent investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Acquiring Portfolio, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, and without any independent investigation, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Corporation, the Acquiring Portfolio or their respective assets or properties, pending, threatened, contemplated or otherwise existing on or before the Closing Date;

(e)

this Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares for the Acquired Portfolio Assets and Acquired Portfolio Liabilities pursuant hereto will not, violate the Corporation’s Articles of Incorporation or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Portfolio is a party or by which it is bound.

Such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1

The items that are required to be delivered by the Acquired Portfolio or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Portfolio on or prior to the Closing Date.

8.2

All representations and warranties of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquired Portfolio shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate executed in its name by an authorized officer dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3

The Acquiring Portfolio shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Corporation, and dated as of the Closing Date, to the effect that:

(a)

the Corporation is a validly existing corporation in good standing under the laws of the State of Maryland and the Acquiring Portfolio is a duly established and designated series of the Corporation;

(b)

the Corporation is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, and without any independent investigation, its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)

to such counsel’s knowledge, and without any independent investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, and without any independent investigation, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Corporation, the Acquired Portfolio or their respective assets or properties, pending, threatened, contemplated or otherwise existing on or before the Closing Date;

(e)

this Agreement has been duly authorized, executed and delivered by the Corporation on behalf of the Acquired Portfolio and, subject to the approval of the Acquired Portfolio shareholders, constitutes a valid and legally binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Portfolio Assets and Acquired Portfolio Liabilities for Acquiring Portfolio Shares pursuant hereto will not, violate the Corporation’s Articles of Incorporation or By-Laws or violate, breach or constitute a default, which cannot be cured with waiver, notice or both, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Portfolio is a party or by which it is bound.

Such counsel shall be entitled to state that they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

9.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Corporation’s Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Portfolio.  Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

9.4

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Portfolio and the Acquired Portfolio, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

no gain or loss will be recognized by the Acquired Portfolio or the Acquiring Portfolio as a result thereof;

(c)

no gain or loss will be recognized by the Acquired Portfolio Shareholders upon the exchange of their shares of the Acquired Portfolio for the Acquiring Portfolio Shares in connection therewith;

(d)

the aggregate tax basis of the Acquiring Portfolio Shares received by a current shareholder of the Acquired Portfolio in such exchange will be the same as the aggregate tax basis of the shares of the Acquired Portfolio given up in such exchange;

(e)

the holding period for the Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder in such exchange will include the holding period during which the Acquired Portfolio shares exchanged therefor were held by such shareholder, provided such Acquired Portfolio shares were held as capital assets by such shareholder at the time of the exchange;

(f)

the Acquiring Portfolio will succeed to and take into account those tax attributes of the Acquired Portfolio that are described in Section 381(c) of the Code;

(g)

the aggregate tax basis of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will be the same as the basis of such assets immediately prior to the transfer thereof; and

(h)

the holding periods of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the respective holding periods of such assets in the hands of the Acquired Portfolio immediately prior to the transfer thereof.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of such representations as it shall reasonably request of each of the Acquiring Portfolio and the Acquired Portfolio.

9.5

The Corporation’s Post-Effective Amendments under the 1933 Act and the 1940 Act shall have been declared effective by the Commission and no stop orders under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations and exemptions under federal and state laws considered to be necessary by the Corporation shall have been obtained.

9.6

The parties hereto shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.4.

10.

AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

10.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Acquired Portfolio shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval, including amending the provisions for determining the number of Acquiring Portfolio Shares to be issued to Acquired Portfolio Shareholders.

10.2

At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as noted in paragraph 9.1.

10.3

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party hereto upon written notice to the other party at any time prior to the Closing Date without liability on the part of any party hereto or its respective directors, officers or shareholders.

10.4

Except as specified in the next sentence set forth in this paragraph 10.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization.  The covenants to be performed after the Closing shall survive the Closing.

10.5

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

11.

EXPENSES

11.1

Institutional Capital Corporation shall pay all fees and expenses incurred in connection with the Reorganization, except as set forth in this paragraph 11.1.  The Acquired Portfolio Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.2

The Corporation, on behalf of the Acquiring Portfolio, and the Acquired Portfolio each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

12.

NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, and addressed as follows:

To:

ICAP Funds, Inc.

Attn:  Pamela H. Conroy

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

With a copy to:

Godfrey & Kahn, S.C.

Attention:  Carol A. Gehl

780 North Water Street

Milwaukee, Wisconsin 53202

13.

MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

ICAP FUNDS, INC. (on behalf of the ICAP Discretionary Equity Portfolio)

Attest:

By:

By:

Name:

Title:

ICAP FUNDS, INC. (on behalf of the ICAP Equity Portfolio)

Attest:

By:

By:

Name:

Title:

ANNEX B

FORM OF

ARTICLES OF AMENDMENT

ICAP FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:

The charter of the Corporation is hereby amended by reclassifying all of the shares of Common Stock of its ICAP Discretionary Equity Portfolio series (“Discretionary Portfolio”) as shares of Common Stock of its ICAP Equity Portfolio series (“Equity Portfolio”), on the terms set forth herein.

SECOND:

Upon effectiveness of these Articles of Amendment:

(a)

All of the assets and liabilities belonging to the Discretionary Portfolio shall be assigned, transferred and conveyed to the Equity Portfolio and shall thereupon become assets and liabilities belonging to the Equity Portfolio.

(b)

Each of the issued and outstanding shares (and fractions thereof) of the Discretionary Portfolio will automatically be reclassified as full and fractional issued and outstanding shares of the Equity Portfolio in such number of shares as shall be determined in accordance with the Agreement and Plan of Reorganization between the Corporation on behalf of the Discretionary Portfolio and the Equity Portfolio attached hereto as Exhibit A.

(c)

Each unissued share (or fraction thereof) of the Discretionary Portfolio will automatically be reclassified as such number of unissued shares (or fractions thereof) of the Equity Portfolio as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued shares of the Equity Portfolio being increased by 100 million shares, less the number of respective issued and outstanding shares of the Equity Portfolio resulting from paragraph (b) above.

(d)

Open accounts on the share records of the Equity Portfolio shall be established representing the appropriate number of shares of stock owned by the former holders of shares of the Discretionary Portfolio.

THIRD:

This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter.  The amendment reclassifies the 100,000,000 previously authorized shares of the Discretionary Portfolio as 100,000,000 additional authorized shares of the Equity Portfolio.

FOURTH:

Outstanding certificates representing issued and outstanding shares of the Discretionary Portfolio immediately prior to these Articles of Amendment becoming effective, if any, shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of shares of the Equity Portfolio.  Certificates representing shares of the Equity Portfolio resulting from such reclassification need not be issued until certificates representing the shares of the Discretionary Portfolio so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:

This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

SIXTH:

These Articles of Amendment shall be effective as of 5:00 p.m., March __, 2005.

The President acknowledges these Articles of Amendment to be the Corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation’s charter are true in all material respects, and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, ICAP Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its President, and witnessed by its Secretary, on March __, 2005.

ICAP FUNDS, INC.

By:

Robert H. Lyon

President

WITNESS:

Pamela H. Conroy

Vice President, Treasurer and Secretary

ICAP FUNDS, INC.

ICAP DISCRETIONARY EQUITY PORTFOLIO

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors of ICAP Funds, Inc. (the “Corporation”) and relates to a proposal with respect to the ICAP Discretionary Equity Portfolio (the “Portfolio”), a series of the Corporation.  The undersigned hereby appoints Pamela H. Conroy as proxy for the undersigned to attend the Special Meeting of the Shareholders of the Portfolio to be held at [225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, on March ___, 2005 at _____ p.m., Central Time,] and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal described in the Proxy Statement and in the discretion of the above-named proxy on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

DATE:                                                                                           , 2005

NOTE:  Please date and sign exactly as your name appears on the records of the Portfolio.  If joint owners, each holder should sign this proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.

Signature(s)

(Title(s), if applicable)

The Board of Directors recommends a vote FOR the following:

Please indicate by filling in the appropriate box below.

1.

A proposal to approve the Reorganization pursuant

FOR

AGAINST

ABSTAIN

to which the ICAP Discretionary Equity Portfolio

☐

☐

☐

(i) would transfer all of its assets and liabilities to

the ICAP Equity Portfolio in exchange solely for

an equal value of shares of the ICAP Equity

Portfolio, (ii) distribute such shares to its

shareholders and (iii) liquidate and terminate.

In her discretion, the named proxy may vote to transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

WE NEED YOUR VOTE BEFORE MARCH __, 2005

Your vote is important.  If you do not expect to attend the meeting, please complete and return this proxy card promptly in the enclosed postage-paid envelope.  Your prompt voting by proxy will help assure a quorum at the meeting.  Voting by proxy will not prevent you from personally casting your votes at the meeting.  You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of the Portfolio a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME